UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 7, 2008


                                West Marine, Inc.

                 ----------------------------------------------

             (Exact name of registrant as specified in its charter)


       Delaware                 0-22512                  77-0355502

   -----------------         ---------------          ------------------

   (State or other          (Commission               (I.R.S. Employer
   jurisdiction of           File Number)              Identification No.)
   incorporation)


                               500 Westridge Drive
                          Watsonville, California 95076

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          (Address of Principal Executive Offices, Including Zip Code)


                                 (831) 728-2700

                             -----------------------

              (Registrant's Telephone Number, Including Area Code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors;
           Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective November 7, 2008, we amended our employment agreement with Geoff Eisenberg, our president and chief executive officer, to modify the terms of his stock options in the event of his termination of employment without cause (or for good reason) or his termination as a result of the expiration of his employment agreement on December 10, 2010.

To the extent any portion of a stock option grant is vested and exercisable at the time of such termination, such vested stock options will remain exercisable until the expiration date for the option. To the extent that a portion of any stock option grant is unvested at the time of such termination, Mr. Eisenberg will retain such stock option grant, the stock option grant will vest and become exercisable in accordance with its original vesting schedule, and Mr. Eisenberg may exercise such options from the day the option vests and becomes exercisable through the expiration date for the option.

The foregoing description of material changes is qualified in its entirety by reference to the first amendment to the executive employment agreement that is being filed with, and is attached as Exhibit 10.2 to, this report.

Item 9.01.        Financial Statements and Exhibits.

                  (a) Not Applicable.

                  (b) Not Applicable.

                  (c) Not Applicable.

                  (d) Exhibits:

                           10.1* Employment Agreement, dated December 10, 2007, with Geoff Eisenberg (incorporated by reference to Exhibit 10.1 to West Marine's Form 8-K filed December 14, 2007).

                           10.2* First Amendment to Executive Employment Agreement, dated November 10, 2008, with Geoff Eisenberg.

                           -------------------

                           * Management contract or compensatory plan.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              WEST MARINE, INC.



Date:  November 13, 2008                 By:  /s/Pamela J. Fields
                                            -----------------------------------
                                             Pamela J. Fields, Esq.
                                             Secretary and General Counsel

                                                                  Exhibit 10.2

                FIRST AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT
     This is a first amendment ("First Amendment") to that certain letter agreement dated December 10, 2007 ("Employment Agreement") entered into by and between West Marine, Inc. ("Company") and Geoff Eisenberg ("Executive").

     WHEREAS, Company and Executive desire to amend certain provisions of the Employment Agreement in accordance with the terms set forth herein; and

     WHEREAS, The Governance and Compensation Committee ("G&CC") of the Company's Board of Directors ("Board"), at a meeting duly called and held on November 6, 2008, reviewed and approved by resolution the terms of this First Amendment, subject to ratification of such action by the full Board; and

     WHEREAS, The full Board, at a meeting duly called and held on November 7, 2008, ratified by resolution the actions taken by the G&CC and approved the terms of this First Amendment.

     NOW, THEREFORE, in consideration of the foregoing premises and mutual covenants hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Company and Executive agree as follows:

1.   The foregoing recitals are incorporated herein by this reference.

2. This First Amendment will be effective as of the 7th day of November, 2008 ("Effective Date").

3. All capitalized terms used but not defined herein shall have the same meaning ascribed to such term as in the Employment Agreement, as amended by this First Amendment.

4. The Section of the Employment Agreement entitled "Stock Options" is modified by deleting the fourth and fifth sentences in their entirety and replacing them with the following: "Under the Company's current policy, these option grants typically would be made in the first week of June. The options granted in 2009 will vest over a two (2) year period (in annual installments of 50% each), and the options granted in 2010 will vest after one (1) year from the date of grant (in one installment of 100%)."

5. The Section of the Employment Agreement entitled "Termination" is modified by deleting item (d) in the subsection entitled "Termination Without Cause" (relating to the treatment of options following a termination without cause) and by replacing it with the following: "(d) notwithstanding anything to the contrary contained in this agreement, with respect to any stock options granted to you before your last day of employment with the Company, (i) you will have fully earned the right to retain such options,
     (ii) such options will become exercisable as of the date such options otherwise would have become vested (if your employment with the Company had not terminated), and (iii) your right to exercise the vested stock options shall extend for the remaining term of the option."

6. The Section of the Employment Agreement entitled "Termination" is further modified by adding the following new subsection at the end thereof:
     "Expiration of Agreement. Notwithstanding anything to the contrary contained in this agreement, if your employment is terminated upon the expiration of this agreement at the end of its three (3) year term, then with respect to any stock options granted to you before the expiration of the agreement, you will be entitled to the treatment described in item (d) of the Separation Package (but no other items in the Separation Package), contingent on your signing (and not revoking) a general release in a form satisfactory to the Board."

7. Except as modified hereby, the Employment Agreement remains unmodified and in full force and effect.

8. In the event of any conflict between the terms of the Employment Agreement and/or this First Amendment, the terms of this First Amendment will govern.

IN WITNESS WHEREOF, the parties have executed this First Amendment, effective as of the Effective Date.

      COMPANY:                                       EXECUTIVE:
      West Marine, Inc.:


      /s/ Randy Repass                               /s/ Geoff Eisenberg
      ---------------------------------------        -------------------
      By: Randy Repass, Chairman of the Board        Geoff Eisenberg